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                                                                    Exhibit 99.2


                            JDA SOFTWARE GROUP, INC.
                    NOTICE OF GRANT OF RESTRICTED STOCK UNITS

         ________________________ (the "PARTICIPANT") has been granted an award of Restricted Stock Units (the "AWARD") pursuant to the JDA Software Group, Inc. 2005 Performance Incentive Plan (the "PLAN"), each of which represents the right to receive on the applicable Settlement Date one (1) share of Stock of JDA Software Group, Inc., as follows:

        DATE OF GRANT:           _______________

        NUMBER OF RESTRICTED     _______________, subject to adjustment as
        STOCK UNITS:             provided by the Restricted Stock Units
                                 Agreement.

        SETTLEMENT DATE:         For each Unit, except as otherwise provided by
                                 the Restricted Stock Units Agreement, the date on which such unit becomes a Vested Unit in accordance with the vesting schedule set forth below.



        VESTED UNITS: Except as provided in the Restricted Stock Units Agreement and provided that the Participant's Service has not terminated prior to the relevant date, the number of Vested Units shall cumulatively increase on each respective date set forth below by the number of units set forth opposite such date, as follows:


                                                                   CUMULATIVE
                         VESTING DATE     NO. UNITS VESTING     NO. VESTED UNITS
                         ------------     -----------------     ----------------





         By their signatures below or by electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Notice and by the provisions of the Plan and the Restricted Stock Units Agreement, both of which are made a part of this document. The Participant acknowledges that copies of the Plan, Restricted Stock Units Agreement and the prospectus for the Plan are available on the Company's internal web site and may be viewed and printed by the Participant for attachment to the Participant's copy of this Grant Notice. The Participant represents that the Participant has read and is familiar with the provisions of the Plan and Restricted Stock Units Agreement, and hereby accepts the Award subject to all of their terms and conditions.


JDA SOFTWARE GROUP, INC.                    PARTICIPANT


By:
    ------------------------------------    ------------------------------------
                                            Signature
Its:
     -----------------------------------    ------------------------------------
                                            Date

Address:  14400 N. 87th Street              ------------------------------------
          Scottsdale, AZ 85260              Address

                                            ------------------------------------

ATTACHMENTS:  2005 Performance Incentive Plan, as amended to the Date of Grant;
              Restricted Stock Units Agreement and Plan Prospectus

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                            JDA SOFTWARE GROUP, INC.
                        RESTRICTED STOCK UNITS AGREEMENT
                                   (STANDARD)


          JDA Software Group, Inc. has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the "GRANT NOTICE") to which this Restricted Stock Units Agreement (the "AGREEMENT") is attached an Award consisting of Restricted Stock Units subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to the JDA Software Group, Inc. 2005 Performance Incentive Plan (the "PLAN"), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant:
(a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan in the form most recently registered with the Securities and Exchange Commission (the "PLAN PROSPECTUS"), (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan.

          1.   DEFINITIONS AND CONSTRUCTION.

               1.1 DEFINITIONS. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.

                    (a) "DIVIDEND EQUIVALENT UNITS" mean additional Restricted Stock Units credited pursuant to Section 3.3.

               (b) "UNITS" mean the Restricted Stock Units originally granted pursuant to the Award and the Dividend Equivalent Units credited pursuant to the Award, as both shall be adjusted from time to time pursuant to Section 9.

               1.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

          2.   ADMINISTRATION.

          All questions of interpretation concerning the Grant Notice and this Agreement shall be determined by the Committee. All determinations by the Committee shall be final and binding upon all persons having an interest in the Award. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.

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          3.   THE AWARD.

               3.1 GRANT OF RESTRICTED STOCK UNITS. On the Date of Grant, the Participant shall acquire, subject to the provisions of this Agreement, the Number of Restricted Stock Units set forth in the Grant Notice, subject to adjustment as provided in Section 3.3 and Section 9. Each Unit represents a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) share of Stock.

               3.2 NO MONETARY PAYMENT REQUIRED. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which shall be past services actually rendered and/or future services to be rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Units.

               3.3 DIVIDEND EQUIVALENT UNITS. On the date that the Company pays a cash dividend to holders of Stock generally, the Participant shall be credited with a number of additional whole Dividend Equivalent Units determined by dividing (a) the product of (i) the dollar amount of the cash dividend paid per share of Stock on such date and (ii) the total number of Restricted Stock Units and Dividend Equivalent Units previously credited to the Participant pursuant to the Award and which have not been settled or forfeited pursuant to the Company Reacquisition Right (as defined below) as of such date, by (b) the Fair Market Value per share of Stock on such date. Any resulting fractional Dividend Equivalent Unit shall be rounded to the nearest whole number. Such additional Dividend Equivalent Units shall be subject to the same terms and conditions and shall be settled or forfeited in the same manner and at the same time as the Restricted Stock Units originally subject to the Award with respect to which they have been credited.

          4.   VESTING OF UNITS.

               4.1 NORMAL VESTING. Except as provided in Section 4.2, the Restricted Stock Units shall vest and become Vested Units as provided in the Grant Notice. Dividend Equivalent Units shall become Vested Units at the same time as the Restricted Stock Units originally subject to the Award with respect to which they have been credited.

               4.2 ACCELERATION OF VESTING UPON A CHANGE IN CONTROL. In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the "Acquiror"), may either assume the Company's rights and obligations with respect to outstanding Units or substitute for outstanding Units substantially equivalent rights with respect to the Acquiror's stock. For purposes of this Section 4.2, a Unit shall be deemed assumed if, following the Change in Control, the Unit confers the right to receive, for each share of Stock subject to the Unit immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. In the event the Acquiror elects not to assume or substitute for the outstanding Units in connection with a Change


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in Control, the vesting of the Units shall be accelerated in full and the total number of Units subject to the Award shall be deemed Vested Units effective as of the date of the Change in Control, provided that the Participant's Service has not terminated prior to such date. The vesting Units that was permissible solely by reason of this Section 4.2 shall be conditioned upon the consummation of the Change in Control. Notwithstanding the foregoing, the Board may, in its discretion, determine that upon a Change in Control, each Vested Unit (and each unvested Unit if so determined by the Board) outstanding immediately prior to the Change in Control shall be canceled in exchange for payment with respect to each Unit immediately prior to its cancellation in (a) cash, (b) stock of the Company or the Acquiror or (c) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control (subject to any required tax withholding). Such payment shall be made as soon as practicable following the Change in Control.

               4.3  FEDERAL EXCISE TAX UNDER SECTION 4999 OF THE CODE.

                    (a) EXCESS PARACHUTE PAYMENT. In the event that any acceleration of vesting pursuant to this Agreement and any other payment or benefit received or to be received by the Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an excess parachute payment under Section 280G of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under this Agreement in order to avoid such characterization.

                    (b) DETERMINATION BY INDEPENDENT ACCOUNTANTS. To aid the Participant in making any election called for under Section 4.3(a), upon the occurrence of any event that might reasonably be anticipated to give rise to the acceleration of vesting under Section 4.3(a)(an "EVENT"), the Company shall promptly request a determination in writing by independent public accountants selected by the Company (the "ACCOUNTANTS"). Unless the Company and the Participant otherwise agree in writing, the Accountants shall determine and report to the Company and the Participant within twenty (20) days of the date of the Event the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section.

          5.   COMPANY REACQUISITION RIGHT.

               5.1 GRANT OF COMPANY REACQUISITION RIGHT. In the event that the Participant's Service terminates for any reason or no reason, with or without Cause, the Participant shall forfeit and the Company shall automatically reacquire all Units which are not, as of the time of such termination, Vested Units, and the Participant shall not be entitled to any payment therefor (the "COMPANY REACQUISITION RIGHT"), subject to the provisions of any


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employment, service or other agreement between the Participant and a
Participating Company referring to this Award.

               5.2 OWNERSHIP CHANGE EVENT. For purposes of determining the number of Vested Units following an Ownership Change Event, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.

          6.   SETTLEMENT OF THE AWARD.

               6.1  ISSUANCE OF SHARES OF STOCK. Subject to the provisions of
Section 6.3 below, the Company shall issue to the Participant, on the Settlement Date with respect to each Unit to be settled on such date, one (1) share of Stock; provided however, that if such Settlement Date is a date on which a sale by the Participant of the Stock to be issued in settlement of such Unit would violate the Insider Trading Policy of the Company, then the Settlement Date with respect to such Unit shall be the earlier of (a) the next day on which such sale would not violate the Insider Trading Policy or (b) the date that is two and one-half (2 1/2) months following the end of the calendar year in which such Unit became a Vested Unit. For purposes of this Section, "INSIDER TRADING POLICY" means the written policy of the Company pertaining to the sale, transfer or other disposition of the Company's equity securities by members of the Board, Officers or other employees who may possess material, non-public information regarding the Company, as in effect at the time of a disposition of any shares of Stock. Shares of Stock issued in settlement of Units shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 6.3.

               6.2 BENEFICIAL OWNERSHIP OF SHARES; CERTIFICATE REGISTRATION. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all shares acquired by the Participant pursuant to the settlement of the Award. Except as provided by the preceding sentence, a certificate for the shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

               6.3 RESTRICTIONS ON GRANT OF THE AWARD AND ISSUANCE OF SHARES. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance of any shares subject to the Award shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence


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compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

               6.4 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the settlement of the Award.

          7.   TAX WITHHOLDING.

               7.1 IN GENERAL. At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company, if any, which arise in connection with the Award or the issuance of shares of Stock in settlement thereof. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Company have been satisfied by the Participant.

               7.2 WITHHOLDING IN SHARES. Subject to approval by the Company, in its discretion, the Participant may satisfy all or any portion of a Participating Company's tax withholding obligations by requesting the Company to withhold a number of whole shares of Stock otherwise deliverable to the Participant in settlement of the Award having a fair market value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates. Any adverse consequences to the Participant resulting from the procedure permitted under this Section, including, without limitation, tax consequences, shall be the sole responsibility of the Participant.

          8.   EFFECT OF CHANGE IN CONTROL ON AWARD.

               In the event of a Change in Control, if the Company's rights and obligations with respect to outstanding Units are not assumed or substituted for by the Acquiror pursuant to Section 4.2 herein, the Award shall be settled in accordance with Section 6 immediately prior to the consummation of the Change in Control.

          9.   ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

               Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number of Units subject to the Award and/or the number and kind of shares to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant's rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." Any fractional Unit or


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share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Committee, and its determination shall be final, binding and conclusive.

          10.  RIGHTS AS A STOCKHOLDER, DIRECTOR, EMPLOYEE OR CONSULTANT.

               The Participant shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 3.3 and Section 9. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant's employment is "at will" and is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant's Service at any time.

          11.  LEGENDS.

               The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.

          12.  MISCELLANEOUS PROVISIONS.

               12.1 TERMINATION OR AMENDMENT. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that no such termination or amendment may adversely affect the Participant's rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation. No amendment or addition to this Agreement shall be effective unless in writing.

               12.2 NONTRANSFERABILITY OF THE AWARD. Prior the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative.

               12.3 FURTHER INSTRUMENTS. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.


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               12.4 BINDING EFFECT. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant's heirs, executors, administrators, successors and assigns.

               12.5 DELIVERY OF DOCUMENTS AND NOTICES. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature to the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

                    (a) DESCRIPTION OF ELECTRONIC DELIVERY. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company's stockholders, may be delivered to the Participant electronically. In addition, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

                    (b) CONSENT TO ELECTRONIC DELIVERY. The Participant acknowledges that the Participant has read Section 12.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and Grant Notice, as described in Section 12.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 12.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 12.5(a).

               12.6 INTEGRATED AGREEMENT. The Grant Notice, this Agreement and the Plan, together with any employment, service or other agreement between the Participant and a Participating Company referring to the Award shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings,


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restrictions, representations, or warranties among the Participant and the
Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Grant Notice and the Agreement shall survive any settlement of the Award and shall remain in full force and effect.

               12.7 APPLICABLE LAW. This Agreement shall be governed by the laws of the State of Arizona as such laws are applied to agreements between Arizona residents entered into and to be performed entirely within the State of Arizona.

               12.8 COUNTERPARTS. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.











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